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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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         Date of report (Date of earliest event reported): June 28, 2005

                               DEBT RESOLVE, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-29525                  33-0889197
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


          707 Westchester Avenue, Lobby Level                    10604
                White Plains, New York                        (Zip Code)
       (Address of principal executive offices)

       Registrant's telephone number, including area code: (914) 949-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3 - SECURITIES AND TRADING MARKETS.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

     GENERAL

     On June 28, 2005, we received proceeds from a private placement of 7% senior convertible promissory notes in the aggregate principal amount of $1,250,000, initially convertible into 294,117 shares of our common stock, pursuant to a Securities Purchase Agreement attached hereto as Exhibit 10.1. As part of the private placement, we issued to the investors warrants to purchase 147,058 shares of common stock. We had separately completed in April 2005 an interim financing that also involved the issuance of 7% senior convertible promissory notes, in the aggregate principal amount of $800,000, and warrants to purchase common stock. Discussion of the notes and warrants in this report is qualified by reference to the forms of 7% senior convertible promissory note and warrant for the June 28, 2005 private placement attached hereto as Exhibits 4.1 and 4.2, respectively. The terms of the notes and warrants issued in the April 2005 private placement were substantially identical to those issued in the June 2005 private placement, except with respect to the conversion provision for the notes, discussed below.

     The proceeds from the sale of the notes and warrants will be used to pay salaries, occupancy expenses, selling expenses, professional fees and other operating expenses.

     We have agreed, pursuant to a registration rights agreement described below, to register the shares of common stock underlying the notes and warrants with the U.S. Securities and Exchange Commission.

     In addition, in connection with the June 2005 private placement, we entered into an amendment of the limited license agreement, originally entered into in February 2003, with Charles S. Brofman and James D. Burchetta, the co-chairmen of our company. This agreement provides for the licensed usage of the intellectual property rights relating to U.S. Patent No. 6,330,551 issued by the U.S. Patent and Trademark Office on December 11, 2001 for "Computerized Dispute and Resolution System and Method" worldwide. The amendment provides that, in lieu of cash royalty fees, Messrs. Brofman and Burchetta would agree to accept stock options for our common stock as follows:

     o on June 29, 2005, we granted to each of Messrs. Brofman and Burchetta a stock option for up to such number of shares of our common stock such that the stock option, when added to the number of shares of our common stock owned by each of Messrs. Brofman and Burchetta, and in combination with any shares owned by any of their respective immediate family members and affiliates, will equal 14.6% of the total number of our outstanding shares of common stock on a fully-diluted basis as of the closing of this offering, assuming the exercise of such stock option,

     o if, and upon, our reaching (in combination with any subsidiaries and other sub-licensees) $10,000,000 in gross revenues derived from the licensed usage in any given fiscal year, we will grant each of Messrs. Brofman and Burchetta such additional number of stock options as will equal 1% of our total number of outstanding shares of common stock on a fully-diluted basis at such time,

     o if, and upon, our reaching (in combination with any subsidiaries and other sub-licensees) $15,000,000 in gross revenues derived from the licensed usage in any given fiscal year, we will grant each of Messrs. Brofman and Burchetta such additional number of stock options as will equal 1.5% of our total number of outstanding shares of common stock on a fully-diluted basis at such time, and

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     o    if, and upon, our reaching (in combination with any subsidiaries and other sub-licensees) $20,000,000 in gross revenues derived from the licensed usage in any given fiscal year, we will grant each of Messrs. Brofman and Burchetta such additional number of stock options as will equal 2% of our total number of outstanding shares of common stock on a fully-diluted basis at such time.

     The stock options granted to Messrs. Brofman and Burchetta pursuant to the limited license have an exercise price of $5.00 per share of common stock and are exercisable for 10 years from the date of grant. The amended license agreement also provides, among other matters, that we shall have the right to control the ability to enforce the patent rights licensed to us against infringers subject, in the case of pleadings and settlements, to the reasonable consent of Messrs. Brofman and Burchetta.

     7% SENIOR CONVERTIBLE PROMISSORY NOTES

     CONVERSION. The principal amount and accrued interest under the April and June notes are convertible into shares of common stock:

          o    at any time at the option of the holder, and

          o automatically, in the case of a public offering of our common stock, in which case 50% of the outstanding principal amount and accrued interest under the notes will be converted into shares of common stock, and the remaining 50% of the outstanding principal amount and accrued interest under the notes will be repaid to the holders from the proceeds of such public offering. In the case of the April 2005 notes, all of the outstanding principal amount and accrued interest under the notes will be converted into shares of common stock.

The conversion price of the notes is $0.425, in the case of a conversion at the option of the holder, and, in the case of an automatic conversion, 85% of the price per share of the common stock in a public offering. The conversion price is subject to adjustment in the event of specified dilutive or accretive events, such as stock splits and stock combinations. The conversion price is subject to further adjustment if, while the notes are outstanding, we issue any shares of our common stock or securities convertible or exercisable into our common stock (subject to customary exceptions for exchanges of securities, equity incentive plans and acquisition transactions) at a price per share less than the conversion price, the conversion price will be adjusted on a weighted-average basis, which takes into account both the lower price and the number of shares issued or issuable at the lower price.

     MATURITY. The principal amount and accrued interest under the notes are payable by us upon the earlier to occur of:

          o    the closing of a public offering of our common stock; or

          o    the first anniversary of the date of issuance.

     INTEREST. The notes will receive interest at a cumulative annual rate of 7%, payable on the maturity date.

     LIQUIDATION. In the event of any liquidation, dissolution or winding up of our company, either voluntary or involuntary, the holders of the notes will receive, in preference to any distribution of any of our assets to the holders of any our other debt or equity securities, an amount equal to the unpaid and unconverted principal face amount of their notes and any accrued and unpaid interest on the notes. The holders will be paid in preference to any of our unsecured creditors and will be paid pro rata in proportion to the principal amount of notes held by the holders if the available assets are not sufficient to repay the notes.

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     WARRANTS

     Each investor was issued, for no additional consideration, five-year warrants to purchase that number of shares of our common stock as is equal to 50% of the number of shares of common stock into which the notes held by such holder is initially convertible. The warrants are exercisable commencing upon the earlier of:

     o the date of effectiveness of a registration statement under the Securities Act of 1933 covering the shares of common stock underlying the warrants, or

     o    the first anniversary of the date of issuance.

The warrants have an exercise price per share equal to the conversion price of the notes, subject to adjustment in the event of specified dilutive or accretive events, such as stock splits or stock combinations. The exercise price is subject to further adjustment if, while the warrants are outstanding, we issue any shares of our common stock or securities convertible or exercisable into our common stock (subject to customary exceptions for exchanges of securities, equity incentive plans and acquisition transactions) at a price per share less than the exercise price, the exercise price will be adjusted on a weighted-average basis, which takes into account both the lower price and the number of shares issued or issuable at the lower price.

     REGISTRATION RIGHTS

     We have agreed to include the shares of common stock issuable upon conversion of the notes and exercise of the warrants in a registration statement under the Securities Act of 1933, subject to limitations on the investors' shares that may be imposed by the underwriter of a public offering. The investors also will receive so-called "piggyback" registration rights with respect to any securities that are not included in the first registration statement.

     LOCK-UP AGREEMENTS

     In connection with the private placements, all of the investors entered into "lock-up agreements" with us that prohibit those investors from, directly or indirectly, offering, selling, pledging or otherwise transferring or disposing of any of the shares of our common stock underlying the notes or warrants for a period of six months following the effective date of a registration statement under the Securities Act covering those shares.

     PRIVATE PLACEMENT

     The April and June notes and warrants were not registered under the Securities Act of 1933 in reliance upon the exemption from registration provided by Section 4(2) and Regulation D under the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving any public offering. All of the investors in the private placement qualified as accredited investors, as defined in Regulation D, in order to participate in the private placement. The notes and warrants cannot be sold unless they are subsequently registered under the Securities Act or an exemption from registration is available.

     There can be no assurance that we will effect a public offering transaction in the future.

     Maxim Group LLC served as placement agent in connection with the June 28, 2005 private placement of notes and warrants. The placement agent received an aggregate of $96,000 in sales commissions.

     There are no material relationships between any of the investors who purchased notes and warrants and our company.

     This current report does not constitute an offer of any securities for sale.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

        4.1 Form of 7% Senior Convertible Promissory Note of Debt Resolve, Inc. for June 28, 2005 private placement.

        4.2 Form of Warrant to Purchase Common Stock of Debt Resolve, Inc. for June 28, 2005 private placement.

        10.1 Securities Purchase Agreement, dated as of June 28, 2005, among Debt Resolve, Inc. and each of the private placement subscribers.

        10.2 Registration Rights Agreement, dated as of June 28, 2005, among Debt Resolve, Inc. and each of the private placement subscribers.

        10.3 Form of investor lock-up agreement for June 28, 2005 private placement.

        10.4 Amended and Restated Limited License Agreement, dated as of June 27, 2005, by and among Debt Resolve, Inc., James D. Burchetta and Charles S. Brofman.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DEBT RESOLVE, INC.


Date: July 5, 2005                         By:  /s/ Katherine A. Dering
                                                -------------------------------
                                                Katherine A. Dering
                                                Chief Financial Officer